UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): December 11, 2014

ARI NETWORK SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-19608 (Commission File Number)	39-1388360 (IRS Employer Identification No.)

10850 W. Park Place, Suite 1200 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip Code)

Registrant’s telephone number, including area code:  (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On December 11, 2014, ARI Network Services, Inc. issued a press release announcing its operating results for the quarter ended October 31, 2014.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Earnings Release dated December 11, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2014	ARI NETWORK SERVICES, INC.

	By:	/s/ William A. Nurthen
William A. Nurthen
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                                                  Description

    99.1                                               Earnings Release dated December 11, 2014

EXHIBIT 99.1

FOR IMMEDIATE RELEASE

ARI Network Services Announces Fiscal 2015 First Quarter Results
Quarterly revenue tops $9 million with addition of TCS Technologies

Milwaukee, Wis., December 11, 2014 – ARI Network Services, Inc. (NASDAQ: ARIS), an award-winning provider of data-driven software tools and marketing services that help dealers, distributors and manufacturers Sell More Stuff!™, reported financial results today for its fiscal 2015 first quarter ended October 31, 2014.

Highlights for the fiscal first quarter included:

•

The company completed its acquisition of Tire Company Solutions, LLC (“TCS Technologies”) on September 30, 2014, further consolidating its position as the leader in eCommerce-enabled websites and digital marketing services in the automotive tire and wheel industry.

•	Total revenues for the first quarter of fiscal year 2015 were $9.1 million, which compares with $8.2 million for the same period last year and $8.5 million in 4Q14.
•	Operating income was $0.3 million for the first quarter of fiscal 2015, compared with operating income of $0.2 million for the same period last year and $0.4 million in 4Q14.
•

Net income was $104,000 or $0.01 per diluted share for the first quarter of fiscal 2015, compared with net income of $25,000 or $0.00 per share for the same period last year and $174,000 or $0.01 per share in 4Q14.

•

EBITDA, a non-GAAP measure, adjusted for non-cash charges, was $1.2 million or 13.2% of revenue in the first quarter of fiscal year 2015. This compares with EBITDA of $1.0 million or 11.8% of revenue in the same period last year and $1.4 million or 16.1% of revenue in 4Q14.

•	Cash generated from operations was $1.6 million for the first quarter of fiscal 2015, compared with ($26,000) for the same period last year and $1.3 million in 4Q14.

Fiscal Year 2015 First Quarter Financials
ARI experienced 11.7% revenue growth as it reported revenues of $9.1 million for the first quarter of fiscal year 2015 compared with $8.2 million for the same period last year. Recurring revenues for the first quarter of fiscal year 2015 were $8.2 million versus $7.7 million in the same period last year. Recurring revenue comprised 89.5% of total revenue for the first quarter versus 94.7% for the same period last year.

Gross margin for the first quarter of fiscal year 2015 was 80.8% versus 80.9% last year.

Operating income was $283,000 for the first quarter of fiscal year 2015, compared with operating income of $167,000 for the same period last year, a 69.5% increase. The increase in results from operations is attributed to cost efficiencies and reductions made in fiscal year 2014, partially offset by incremental costs in the quarter related to the acquisition of TCS Technologies.

The company reported net income of $104,000 or $0.01 per diluted share for the quarter, compared with a net income of $25,000 or $0.00 per share last year.

Management Discussion

Roy W. Olivier, President and Chief Executive Officer of ARI, commented, “With our first quarter results, we are off to a great start for our fiscal year. We closed the TCS Technologies acquisition on September 30, 2014, and with the incremental revenue they contributed for the quarter, ARI revenue topped $9.0 million in quarterly revenue for the first time. In addition to the revenue growth, we were able to improve upon both our profit and EBITDA performance from the prior year.”

William Nurthen, Chief Financial Officer, commented, “Our profit and EBITDA performance in the quarter was strong given we experienced more than $200,000 in charges related to the TCS Technologies acquisition in the quarter. In addition, we posted our largest quarterly cash flow from operations performance ever at $1.6 million. We are pacing well ahead of last year as this result represents more cash flow than we generated in the first three quarters of fiscal 2014.”

First Quarter Fiscal 2015 Conference Call
ARI will conduct a conference call on Thursday, December 11, 2014 at 4:30 pm ET to review the financial results for the fiscal quarter ended October 31, 2014. Interested parties can access the conference call by dialing 877.359.3639 or 408.427.3725 and referring to conference ID: 45024166. The conference call is also being webcast and is available via the Company’s investor relations website at investor.arinet.com. A replay of the webcast will be archived on the company’s website for 60 days.

Non-GAAP Measures

EBITDA, a non-GAAP measure, is defined as earnings before interest, income taxes, depreciation and amortization. Management believes EBITDA, to be a meaningful indicator of our performance that provides useful information to investors regarding our financial condition and results of operations. While management considers EBITDA to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, net income and other measures of financial performance reported in accordance with generally accepted accounting principles (GAAP). Not all companies calculate EBITDA in the same manner and the measure as presented may not be comparable to similarly titled measures presented by other companies. A reconciliation of net income to EBITDA can be found at the Company’s investor relations website for all periods presented.

About ARI
ARI Network Services, Inc. (ARI) (NASDAQ: ARIS) offers an award-winning suite of data-driven software tools and marketing services to help dealers, equipment manufacturers and distributors in selected vertical markets Sell More Stuff!™ – online and in-store. Our innovative products are powered by a proprietary data repository of enriched original equipment and aftermarket electronic content spanning more than 17 million active part and accessory SKUs and 750,000 equipment models. Business is complicated, but we believe our customers’ technology tools don’t have to be. We remove the complexity of selling and servicing new and used vehicle inventory, parts, garments and accessories (PG&A) for customers in the automotive tire and wheel aftermarket, powersports, outdoor power equipment, marine, home medical equipment, recreational vehicles and appliance industries. More than 23,500 equipment dealers, 195 distributors and 3,360 brands worldwide leverage our web and eCatalog platforms to Sell More Stuff!™ For more information on ARI, visit investor.arinet.com.

Additional Information

•	Follow @ARI_Net on Twitter: twitter.com/ARI_Net
•	Become a fan of ARI on Facebook: www.facebook.com/ARInetwork
•	Join us on G+: plus.google.com
•	LinkedIn: www.linkedin.com
•	Read more about ARI: investor.arinet.com/about-us

Images for media use only

Roy W. Olivier Hi Res | Roy W. Olivier Low Res

ARI Logo Hi Res|  ARI Logo Low Res

Forward-Looking Statements
Certain statements in this news release contain "forward‐looking statements" regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933. All statements other than statements of historical facts are statements that could be deemed to be forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projects about the markets in which we operate and the beliefs and assumptions of our management. Words such as "expects," "anticipates," “targets,” “goals,” “projects”, “intends,” “plans,” "believes," “seeks,” “estimates,” “endeavors,” “strives,” “may,” or variations of such words, and similar expressions are intended to identify such forward-looking statements. Readers are cautioned that these forward‐looking statements are subject to a number of risks, uncertainties and assumptions that are difficult to predict, estimate or verify. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Such risks and uncertainties include those factors described in Part 1A of the company’s most recent annual report on Form 10‐K, as such may be amended or supplemented by subsequent quarterly reports on Form 10-Q, or other reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward‐looking statements. The forward‐looking statements are made only as of the date hereof, and the company undertakes no obligation to publicly release the result of any revisions to these forward‐looking statements. For more information, please refer to the company’s filings with the Securities and Exchange Commission.

For media inquiries, contact:

Colleen Malloy, Director of Marketing, ARI, +1.414.973.4323, colleen.malloy@arinet.com

Investor inquiries, contact:

Steven Hooser, Three Part Advisors, +1.214.872.2710, shooser@threepa.com

ARI Network Services, Inc.
Consolidated Statements of Operations
(Dollars in Thousands, Except per Share Data)
Unaudited

	Three months ended October 31

	2014	2013
Net revenue	$9,112	$8,160
Cost of revenue	1,749	1,560
Gross profit	7,363	6,600
Operating expenses:
Sales and marketing	2,542	2,457
Customer operations and support	1,690	1,611
Software development and technical support (net of capitalized software product costs)	872	556
General and administrative	1,604	1,488
Depreciation and amortization (exclusive of amortization of software product costs included in cost of revenue)	372	321
Net operating expenses	7,080	6,433
Operating income	283	167
Other income (expense):
Interest expense	(89)	(70)
Loss on change in fair value of stock warrants	—	(22)
Gain on change in fair value of estimated contingent liabilities	—	26
Other, net	(1)	8
Total other income (expense)	(90)	(58)
Income before provision for income tax	193	109
Income tax expense	(89)	(84)
Net income	$104	$25

Weighted-average common shares outstanding:
Basic	13,693	12,995
Diluted	14,014	13,758
Net income per common share:
Basic	$0.01	$0.00
Diluted	$0.01	$0.00

ARI Network Services, Inc.
Consolidated Balance Sheets
(Dollars in Thousands, Except per Share Data)

	(Unaudited)	(Audited)
	Oct 31	July 31
	2014	2014
ASSETS
Cash and cash equivalents	$1,597	$1,808
Trade receivables, less allowance for doubtful accounts of $521
and $359 at October 31, 2014 and July 31,2014, respectively	2,062	1,212
Work in process	316	294
Prepaid expenses and other	877	1,030
Deferred income taxes	2,551	2,655
Total current assets	7,403	6,999
Equipment and leasehold improvements:
Computer equipment and software for internal use	2,386	2,382
Leasehold improvements	626	626
Furniture and equipment	2,464	2,327
	5,476	5,335
Less accumulated depreciation and amortization	(3,712)	(3,564)
Net equipment and leasehold improvements	1,764	1,771
Capitalized software product costs:
Amounts capitalized for software product costs	23,797	22,676
Less accumulated amortization	(19,205)	(18,656)
Net capitalized software product costs	4,592	4,020
Deferred income taxes	3,542	3,507
Other long-term assets	102	72
Other intangible assets	7,057	3,612
Goodwill	17,666	12,367
Total non-current assets	34,723	25,349
Total assets	$42,126	$32,348

ARI Network Services, Inc.
Consolidated Balance Sheets
(Dollars in Thousands, Except per Share Data)
	(Unaudited)	(Audited)
	Oct 31	July 31
	2014	2014
LIABILITIES
Current borrowings on line of credit	$1,000	$—
Current portion of long-term debt	605	675
Current portion of contingent liabilities	165	295
Accounts payable	942	656
Deferred revenue	7,631	7,415
Accrued payroll and related liabilities	1,660	1,336
Accrued sales, use and income taxes	132	123
Other accrued liabilities	622	472
Current portion of capital lease obligations	241	195
Total current liabilities	12,998	11,167
Long-term debt	8,445	3,375
Long-term portion of contingent liabilities	761	153
Capital lease obligations	241	233
Other long-term liabilities	208	214
Total non-current liabilities	9,655	3,975
Total liabilities	22,653	15,142

SHAREHOLDERS' EQUITY
Cumulative preferred stock, par value $.001 per share, 1,000,000 shares authorized; 0 shares issued and outstanding at October 31, 2014 and July 31, 2014, respectively	—	—
Junior preferred stock, par value $.001 per share, 100,000 shares authorized; 0 shares issued and outstanding at October 31, 2014 and July 31, 2014, respectively	—	—
Common stock, par value $.001 per share, 25,000,000 shares authorized; 14,227,257 and 13,506,316 shares issued and outstanding at October 31, 2014 and July 31, 2014, respectively	14	14
Additional paid-in capital	108,231	106,077
Accumulated deficit	(88,760)	(88,864)
Other accumulated comprehensive loss	(12)	(21)
Total shareholders' equity	19,473	17,206
Total liabilities and shareholders' equity	$42,126	$32,348

ARI Network Services, Inc.
Consolidated Statements of Cash Flows
(Dollars in Thousands)
Unaudited
	Three months ended October 31
	2014	2013
Operating activities:
Net income	$104	$25
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of software products	549	444
Amortization of discount related to present value of earnout	(3)	(4)
Amortization of bank loan fees	12	7
Interest expense related to earnout payable	8	24
Depreciation and other amortization	371	321
Loss on change in fair value of stock warrants	-	22
Gain on change in fair value of earnout payable	-	(26)
Provision for bad debt allowance	51	32
Deferred income taxes	69	121
Stock based compensation	68	36
Stock based director fees	35	-
Net change in assets and liabilities:
Trade receivables	(224)	(453)
Work in process	(22)	37
Prepaid expenses and other	185	115
Other long-term assets	(39)	(17)
Accounts payable	226	(158)
Deferred revenue	(130)	(638)
Accrued payroll and related liabilities	230	(140)
Accrued sales, use and income taxes	-	(43)
Other accrued liabilities	144	269
Net cash provided by (used in) operating activities	$1,634	$(26)
Investing activities:
Purchase of equipment, software and leasehold improvements	(21)	(189)
Cash received on earnout from disposition of a component of the business	-	37
Cash paid for contingent liabilities related to acquisitions	(249)	(252)
Cash paid for net assets related to acquisitions	(4,200)	-
Software development costs capitalized	(341)	(548)
Net cash used in investing activities	$(4,811)	$(952)
Financing activities:
Borrowings (repayments) under line of credit, net	$1,000	$-
Payments on long-term debt	(168)	(112)
Borrowings under long-term debt	2,168	-
Payments of capital lease obligations	(55)	-
Proceeds from issuance of common stock	16	16
Net cash provided by (used in) financing activities	$2,961	$(96)
Effect of foreign currency exchange rate changes on cash	5	-
Net change in cash and cash equivalents	(211)	(1,074)
Cash and cash equivalents at beginning of period	1,808	2,195
Cash and cash equivalents at end of period	$1,597	$1,121
Cash paid for interest	$74	$71
Cash paid for income taxes	$20	$66

Non-cash investing and financing activities
Issuance of common stock in connection with acquisitions	$1,980	$-
Debt issued in connection with acquisitions	3,000	-
Capital leases acquired in connection with acquisitions	109	-

Issuance of common stock related to payment of contingent liabilities	42	-
Issuance of common stock related to payment of director compensation	31	-
Issuance of common stock related to payment of employee compensation	97	-
Contingent liabilities incurred in connection with acquisition	761	-

Reconciliation of Non-GAAP Measures

Earnings before interest, taxes, depreciation and amortization (EBITDA) for the three and twelve months ended
October 31, 2014 and 2013, respectively:

EBITDA:			FY2015	FY2014	FY2015	FY2014
			Q1	Q1	Q TTM	Q TTM
Net Income (loss)			$ 104	$ 25	$ (23)	$ (845)
Interest			89	70	305	359
Amortization of software products			549	444	2,157	1,325
Other depreciation and amortization			372	321	1,373	983
Loss on debt extinguishment			-	-	-	682
Loss on FMV of Warrant Derivatives			-	22	6	657
Loss on impairment of long-lived assets			-	-	35	420
Income taxes			89	84	246	(340)
EBITDA			$ 1,203	$ 966	$ 4,099	$ 3,241

Earnings before interest, taxes, depreciation and amortization (EBITDA) for the following fiscal quarters:

	10/31/14	7/31/14	04/30/14	01/31/14	10/31/13	07/31/13	04/30/13	1/31/13
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2
Quarterly	2015	2014	2014	2014	2014	2013	2013	2013
Net Income (loss)	$ 104	$ 174	$ 160	$ (461)	$ 25	$ (299)	$ (571)	$ 4
Interest	89	70	68	78	70	92	197	269
Amortization of software products	549	558	532	518	444	429	452	464
Other depreciation and amortization	372	308	354	339	321	328	334	339
Loss on debt extinguishment	0	0	0	0	0	0	682	0
Loss on FMV of Warrant Derivatives	0	0	(4)	10	22	635	0	0
Loss on impairment of long-lived assets	0	35	0	0	0	0	420	0
Income taxes	89	230	153	(226)	84	314	(738)	(835)
EBITDA	$ 1,203	$ 1,375	$ 1,263	$ 258	$ 966	$ 1,499	$ 776	$ 241

Trailing 12 months (TTM)
Net Income (loss)	$ (23)	$ (102)	$ (575)	$ (1,306)	$ (841)	$ (753)	$ 58	$ 839
Interest	305	286	308	437	628	626	608	451
Amortization of software products	2,157	2,052	1,923	1,843	1,789	1,741	1,693	1,595
Other depreciation and amortization	1,373	1,322	1,342	1,322	1,322	1,281	1,245	1,226
Loss on debt extinguishment	0	0	0	682	682	682	682	0
Loss on FMV of Warrant Derivatives	6	28	663	667	657	635	0	0
Loss on impairment of long-lived assets	35	35	0	420	420	420	420	0
Income taxes	246	241	325	(566)	(1,175)	(1,133)	(1,605)	(711)
EBITDA	$ 4,099	$ 3,862	$ 3,986	$ 3,499	$ 3,482	$ 3,499	$ 3,101	$ 3,400

Management believes EBITDA is helpful in understanding period-over-period operating results separate and apart from non-operating expenses and expenses pertaining to prior period investing activities, particularly given the Company’s significant investments in capitalized software and its continuing efforts in completing acquisitions, which typically result in significant depreciation and amortization expense in subsequent periods.  The Company uses EBITDA as a factor in evaluating potential acquisition targets and analyzing the pro forma impact of the acquisition on the Company.  However, EBITDA has significant limitations as an analytical tool and should only be used cautiously in addition to, and never as a substitute for, operating income, cash flows or other measures of financial performance prepared in accordance with generally accepted accounting principles and may not necessarily be comparable to similarly titled measures of other companies.